UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2005

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02: Results of Operations and Financial Condition

See the Press Release dated November 4, 2005, furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated November 4, 2005 reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated November 4, 2005, reporting on TECO Energy, Inc.’s financial results for the three months and nine months ended September 30, 2005.

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